Subsequent Event:	3 Months Ended
Mar. 31, 2014
Subsequent Event: [Abstract]
Subsequent Event:

Note 11.        Subsequent Event:

During the first quarter of 2014, the Company commenced discussions with its largest Noteholders and on April 25, 2014 the Company agreed in principle to extend the maturity date of its $25.3 million Modified Notes from June 29, 2014 to December 31, 2015 and issue up to $12 million of New Notes also maturing December 31, 2015. The terms of the Agreement were finalized on May 7, 2014. The Modified Notes will be amended to be consistent with the terms of the New Notes. Upon completion of the extension of the Modified Notes and issuance of additional New Notes, the Company believes it will have sufficient funds to continue its activities through 2015 (See Note 10, Convertible Notes).

The New Notes and the Modified Notes (as amended from the date of closing) (the "Notes") bear interest at a rate of 11% per year, which will be accrued and capitalized quarterly and be payable in cash at maturity. Subject to certain conditions, the outstanding principal may be converted into Class A common shares of the Company, redeemed or repurchased prior to maturity. The Notes mature on December 31, 2015 and are convertible, at the option of the holder, into 285.71 shares of Class A common shares per $1,000 (equivalent to a conversion price of $3.50 per common share) at any time upon prior written notice to the Company. The Company will pay in the case of the New Notes, a fee of 2.5% of the principal in the form of an original issue discount and in the case of the Modified Notes, a cash extension fee of 2.5% of the principal.

The Notes will be senior unsecured, equal in rank and subject to certain terms including: (1) the Mining Data and any award related to the Brisas Arbitration may not be pledged without consent of holders comprising at least 75% in principal amount of Notes; (2) the Company may not incur any additional indebtedness that ranks senior to or pari passu with the Notes in any respect without consent of holders comprising at least 75% in principal amount of Notes; (3) each Noteholder will have the right to participate, on a pro rata basis based on the amount of equity it holds, including equity issuable upon conversion of convertible securities, in any future equity or debt financing; (4) the Notes shall be redeemable on a pro rata basis, by the Company at the Noteholders' option, at a price equal to 120% of the outstanding principal balance upon the issuance of a final Arbitration Award, with respect to which enforcement has not been stayed and no annulment proceeding is pending; provided the Company shall only be obligated to make a redemption to the extent net cash proceeds received are in excess of $20,000,000, net of taxes and $13,500,000 to fund accrued and unpaid prospective operating expenses; (5) capital expenditures (including for exploration and related activities) shall not exceed $500,000 in any 12-month period without the prior consent of holders of a majority of the Notes; and (6) the Company shall not agree with any of the Noteholders to any amendment or modification to any terms of the Notes, provide any fees or other compensation whether in cash or in kind to any holder of the Notes, or engage in the repurchase, redemption or other defeasance of any Notes without offering such terms, compensation or defeasance to all holders of the Notes on an equitable and pro-rata basis.

Management is currently evaluating, pursuant to the relevant accounting guidance, the proposed amendments to the terms of the existing notes, whether such amendments represent a modification or an extinguishment of such debt and how management's conclusions may impact the Company's future accounting results. The transaction is expected to be completed in May 2014.